EXHIBIT 10
                                                                     ----------



        AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D/A

         The undersigned hereby agree as follows:

         (i) Each of them is individually eligible to use the Schedule 13D/A to which this Exhibit is attached, and such Schedule 13D/A is filed on behalf of each of them; and

         (ii)   Each of them is  responsible  for  the  timely  filing  of such
Schedule 13D/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.


                          [SIGNATURE PAGES TO FOLLOW]

Date: June 15, 2008               BRC PROPERTIES INC.


                                  By: /s/ Terry E. George
                                      ---------------------------------------
                                      Terry E. George
                                      Vice President, Secretary and Treasurer


                                  /s/ David S. Borror
                                  -------------------------------------------
                                  David S. Borror


                                  /s/ Douglas A. Borror
                                  -------------------------------------------
                                  Douglas S. Borror


                                  /s/ Terry E. George
                                  -------------------------------------------
                                  Terry E. George



Date: June 15, 2008               SILVER POINT CAPITAL MANAGEMENT, L.L.C.


                                  /s/ Edward A. Mule
                                  -------------------------------------------
                                  By: Edward A. Mule
                                  Its: Managing Member


                                  /s/ Edward A. Mule
                                  -------------------------------------------
                                  Name: Edward A. Mule, individually


                                  /s/ Robert J. O'Shea
                                  -------------------------------------------
                                  Name:  Robert J. O'Shea, individually


                                  SILVER POINT CAPITAL, L.P.

                                  By:  SILVER POINT CAPITAL MANAGEMENT,
                                       L.L.C., its General Partner


                                  /s/ Edward A. Mule
                                  -------------------------------------------
                                  By: Edward A. Mule
                                  Its: Managing Member

                                  SILVER POINT CAPITAL FUND, L.P.

                                  By:  SILVER POINT CAPITAL, L.P., its
                                       General Partner

                                  By:  SILVER POINT CAPITAL MANAGEMENT,
                                       L.L.C., its General Partner


                                       /s/ Edward A. Mule
                                       -----------------------------------
                                       By:   Edward A. Mule
                                       Its:  Managing Member



                                  SPCP GROUP, LLC

                                  By:  SILVER POINT CAPITAL FUND, L.P.,
                                       its Managing Member

                                  By:  SILVER POINT CAPITAL, L.P.,
                                       its General Partner

                                  By: SILVER POINT CAPITAL MANAGEMENT, L.L.C., its General Partner


                                       /s/ Edward A. Mule
                                       -----------------------------------
                                       By:   Edward A. Mule
                                       Its:  Managing Member



                                  SILVER POINT CAPITAL OFFSHORE FUND, LTD.

                                  By:  SILVER POINT CAPITAL, L.P., its
                                       Investment Manager

                                  By:  SILVER POINT CAPITAL MANAGEMENT,
                                       L.L.C., its General Partner


                                       /s/ Edward A. Mule
                                       -----------------------------------
                                       By:   Edward A. Mule
                                       Its:  Managing Member



Date: June 15, 2008               ANGELO, GORDON & CO., L.P.


                                  /s/ Joseph R. Wekselblatt
                                  -------------------------------------------
                                  By:  Joseph R. Wekselblatt
                                  Its: Chief Financial Officer


                                  JOHN M. ANGELO


                                  /s/  John M. Angelo
                                  -------------------------------------------
                                  By:  John M. Angelo
                                  Its: Chief Executive Officer



                                  MICHAEL L. GORDON


                                  /s/  Michael L. Gordon
                                  -------------------------------------------
                                  Michael L. Gordon




Date: June 15, 2008               DOMINION HOLDING CORP.


                                  /s/ Richard Petrilli
                                  -------------------------------------------
                                  By:  Richard Petrilli
                                  Its: Authorized Signatory